UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2015

Energy XXI Ltd

(Exact name of registrant as specified in its charter)

BERMUDA	001-33628	98-0499286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court, 22 Victoria Street, P.O. Box HM

1179, Hamilton HM EX, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (441) 295-2244

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

Indenture and Notes

On March 12, 2015, Energy XXI Gulf Coast, Inc. (the “Company”) closed its private placement of $1.45 billion in aggregate principal amount of the Company’s 11.000% Senior Secured Second Lien Notes due 2020 (the “Notes”) pursuant to the Purchase Agreement (the “Purchase Agreement”) by and among the Company, Energy XXI Ltd (the “Parent”), Energy XXI USA, Inc. (“EXXI USA”) and certain of the Company’s wholly owned subsidiaries (together with the Parent and EXXI USA, the “Guarantors”), and Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Wells Fargo Securities, LLC and Imperial Capital, LLC, as representatives of the initial purchasers named therein (the “Initial Purchasers”). The Company received net proceeds of approximately $1.35 billion in the offering after deducting the Initial Purchasers’ discounts and estimated offering expenses. The Notes were sold to investors at a discount of 96.313% of principal, for a yield to maturity at issuance of 12.000%. The Notes were offered and sold in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes were resold to qualified institutional buyers in reliance on Rule 144A of the Securities Act.

The Notes were issued pursuant to an indenture, dated March 12, 2015 (the “Indenture”), among the Company, the Guarantors named therein and U.S. Bank National Association, as trustee (the “Trustee”). The Notes will be secured by second-priority liens on substantially all of the Company’s and its subsidiary Guarantors’ assets and all of EXXI USA’s equity interests in the Company and its interests in certain assets relating to the Grand Isle gathering system, in each case to the extent such assets secure the Company’s revolving credit facility (the “Collateral”); provided, however that pursuant to the terms of the Intercreditor Agreement (as defined below), the security interest in those assets that secure the Notes and the guarantees will be contractually subordinated to liens thereon that secure the Company’s revolving credit facility and certain other permitted indebtedness. Consequently, the Notes and the guarantees will be effectively subordinated to the revolving credit facility and such other indebtedness to the extent of the value of such assets. The Collateral will not include any of the assets of EPL Oil & Gas, Inc., a wholly owned subsidiary of the Company (“EPL”) or its subsidiaries (collectively, the “EPL Entities”) until such EPL Entities become guarantors under the Indenture.

The Notes are fully and unconditionally guaranteed on a senior basis by the Guarantors and by certain future subsidiaries of the Company. EXXI USA will also guarantee the Notes on a non-recourse basis limited to the value of equity interests in the Company that EXXI USA pledges to secure its guarantee and certain assets relating to the Grand Isle gathering system in which it grants a security interest to secure its guarantee. Although the Notes are guaranteed by the Parent and EXXI USA, the Parent and EXXI USA will not, subject to certain exceptions, be subject to the restrictive covenants in the Indenture.

Interest and Maturity

The Notes will mature on March 15, 2020, and interest is payable on the Notes on March 15 and September 15 of each year, commencing September 15, 2015.

Optional Redemption

On or after September 15, 2017, the Company will have the right to redeem all or some of the Notes at specified redemption prices (initially 108.25% of the principal amount, declining to par on or after July 15, 2019), plus accrued and unpaid interest. Prior to September 15, 2017, the Company may redeem up to 35% of the aggregate principal amount of the Notes originally issued at a price equal to 111.000% of the aggregate principal amount in an amount not greater than the proceeds of certain equity offerings. In addition, prior to September 15, 2017, the Company may redeem all or part of the Notes at a price equal to 100% of their aggregate principal amount plus a make-whole premium and accrued and unpaid interest.

Special Mandatory Offers to Purchase

The Company will be required to offer to purchase all outstanding Notes if a ‘‘triggering event’’ occurs, at a price of 100% of the principal amount of the Notes purchased plus accrued and unpaid interest to the date of purchase. For this purpose, a ‘‘triggering event’’ will be deemed to occur (i) on the 30th day prior to the stated maturity date of the Company’s 9.25% Senior Notes due 2017, if on such date the aggregate outstanding principal amount of all such notes that have not been repurchased, redeemed, discharged, defeased or called for redemption under specified arrangements, exceeds $250.0 million, or (ii) on the 30th day prior to the stated maturity date of EPL’s 8.25% Notes due 2018 (the “EPL 8.25% Notes”), if on such date the aggregate outstanding principal amount of the EPL 8.25% Notes that shall not have been repurchased, redeemed, discharged, defeased or called for redemption under specified arrangements, exceeds $250.0 million.

Change of Control Offer

If a change of control, as defined in the Indenture, occurs, each holder of the Notes will have the right to require the Company to repurchase all or any part of their Notes at a price equal to 101% of the aggregate principal amount plus accrued and unpaid interest.

Certain Covenants

The Indenture restricts the Company’s ability and the ability of its restricted subsidiaries to: (i) transfer or sell assets; (ii) make loans or investments; (iii) pay dividends, redeem subordinated indebtedness or make other restricted payments; (iv) incur or guarantee additional indebtedness or issue disqualified capital stock; (v) create or incur certain liens; (vi) incur dividend or other payment restrictions affecting certain subsidiaries; (vii) consummate a merger, consolidation or sale of all or substantially all of the Company’s assets; (viii) enter into transactions with affiliates; and (ix) engage in business other than the oil and gas business. These covenants are subject to a number of important exceptions and qualifications.

Events of Default

The Indenture provides for customary events of default. In the case of an event of default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice. If any event of default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately.

A copy of the Indenture is filed as Exhibit 4.1 to this to this Current Report on Form 8-K (“Form 8-K”) and is incorporated herein by reference. The description of the Indenture in this Form 8-K is a summary and is qualified in its entirety by the terms of the Indenture.

Relationships

The Initial Purchasers and their affiliates from time to time have provided other investment banking, commercial banking and financial advisory services to the Company and its affiliates in the ordinary course of business with the Company, for which they have received and will receive customary fees and commissions, and they may provide these services to the Company in the future, for which they expect to receive customary fees and commissions. Affiliates of certain of the Initial Purchasers are lenders and/or agents under the Company’s revolving credit facility. Accordingly, they received a portion of the net proceeds from the offering.

Intercreditor Agreement

On March 12, 2015, the Collateral Trustee (as defined below) and the Royal Bank of Scotland plc (the “Priority Lien Agent”) entered into an intercreditor agreement (the “Intercreditor Agreement”) to govern the relationship of noteholders and holders of other parity lien debt (if any), the lenders under the Company’s revolving credit facility and holders of other priority lien debt (if any) and holders of the Company’s junior lien debt (if any) with respect to Collateral and certain other matters.

A copy of the Intercreditor Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference. The description of the Intercreditor Agreement in this Form 8-K is a summary and is qualified in its entirety by the terms of the Intercreditor Agreement.

Collateral Trust Agreement

On March 12, 2015, in connection with the Indenture, the Company, EXXI USA, the subsidiary Guarantors the Trustee, the other Parity Lien Debt Representatives from time to time party thereto and U.S. Bank National Association, as the collateral trustee (the “Collateral Trustee”) entered into a collateral trust agreement (the “Collateral Trust Agreement”) pursuant to which the Collateral Trustee will receive, hold, administer, maintain, enforce and distribute the proceeds of all liens upon any property of the Company, EXXI USA or any subsidiary Guarantor at any time held by it, in trust for the benefit of the current and future holders of the parity lien obligations.

A copy of the Collateral Trust Agreement is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference. The description of the Collateral Trust Agreement in this Form 8-K is a summary and is qualified in its entirety by the terms of the Collateral Trust Agreement. Additionally, various agreements pertaining to security arrangements provided for by the Collateral Trust Agreement are filed as Exhibits 10.3, 10.4, and 10.5 and are incorporated herein by reference.

Intercompany Loan

On March 12, 2015, in connection with the Notes offering, the Company entered into a $325.0 million secured second lien promissory note between EPL, as the maker, and the Company, as the payee (the “Promissory Note”). Proceeds from the Promissory Note were used by EPL to repay a like amount of the currently outstanding borrowings under the EPL tranche of the Company’s revolving credit facility. The Promissory Note bears interest at an annual rate of 10%, has a maturity date of October 9, 2018 and is secured by a second priority lien on certain assets of EPL that secure EPL’s obligations under the revolving credit facility. The Company may release the collateral securing the Promissory Note at any time.

A copy of the Promissory Note filed as Exhibit 10.6 to this Form 8-K and is incorporated herein by reference. The description of the Promissory Note in this Form 8-K is a summary and is qualified in its entirety by the terms of the Promissory Note. Additionally, various agreements pertaining to the intercompany loan arrangement provided for in the Promissory Note are filed as Exhibits 10.7 and 10.8 and are incorporated herein by reference.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of March 12, 2015, by and among Energy XXI Gulf Coast, Inc., the Guarantors named therein and U.S. Bank National Association, as Trustee.
10.1	Intercreditor Agreement, dated as of March 12, 2015, by and between U.S. Bank National Association, as Collateral Trustee, and the Royal Bank of Scotland plc, as Priority Lien Agent.
10.2	Collateral Trust Agreement, dated as of March 12, 2015, by and among Energy XXI Gulf Coast, Inc., the Guarantors from time to time party thereto, U.S. Bank National Association, as Trustee, the other Parity Lien Debt Representatives from time to time party thereto and U.S. Bank National Association, as Collateral Trustee.
10.3	Second Lien Pledge and Security Agreement and Irrevocable Proxy, dated as of March 12, 2015, by and among Energy XXI Gulf Coast, Inc., each Subsidiary Guarantor (as defined in the Indenture) party thereto and U.S. Bank National Association, as Collateral Trustee.
10.4	Second Lien Pledge Agreement and Irrevocable Proxy, dated as of March 12, 2015, by and between Energy XXI USA, Inc. and U.S. Bank National Association, as Collateral Trustee.
10.5	Second Lien Security Agreement relating to the Grand Isle Gathering System Assets, dated as of March 12, 2015, by and between Energy XXI USA, Inc. and U.S. Bank National Association, as Collateral Trustee.
10.6	Secured Second Lien Promissory Note, dated as of March 12, 2015, issued by EPL Oil & Gas, Inc., as the Maker, in favor of Energy XXI Gulf Coast, Inc., as the Payee.
10.7	Guaranty, dated as of March 12, 2015, issued by the subsidiaries of EPL Oil & Gas, Inc., in favor of Energy XXI Gulf Coast, Inc., as Lender.
10.8	Second Lien Pledge and Security Agreement and Irrevocable Proxy, dated as of March 12, 2015, by EPL Oil & Gas, Inc. and each Subsidiary Guarantor Party thereto, in favor of Energy XXI Gulf Coast, Inc., as Lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy XXI Ltd

	By:	/s/ Bruce W. Busmire
Bruce W. Busmire
March 17, 2015		Chief Financial Officer

Exhibit Index

Exhibit No.	Description
4.1	Indenture, dated as of March 12, 2015, by and among Energy XXI Gulf Coast, Inc., the Guarantors named therein and U.S. Bank National Association, as Trustee.
10.1	Intercreditor Agreement, dated as of March 12, 2015, by and between U.S. Bank National Association, as Collateral Trustee, and the Royal Bank of Scotland plc, as Priority Lien Agent.
10.2	Collateral Trust Agreement, dated as of March 12, 2015, by and among Energy XXI Gulf Coast, Inc., the Guarantors from time to time party thereto, U.S. Bank National Association, as Trustee, the other Parity Lien Debt Representatives from time to time party thereto and U.S. Bank National Association, as Collateral Trustee.
10.3	Second Lien Pledge and Security Agreement and Irrevocable Proxy, dated as of March 12, 2015, by and among Energy XXI Gulf Coast, Inc., each Subsidiary Guarantor (as defined in the Indenture) party thereto and U.S. Bank National Association, as Collateral Trustee.
10.4	Second Lien Pledge Agreement and Irrevocable Proxy, dated as of March 12, 2015, by and between Energy XXI USA, Inc. and U.S. Bank National Association, as Collateral Trustee.
10.5	Second Lien Security Agreement relating to the Grand Isle Gathering System Assets, dated as of March 12, 2015, by and between Energy XXI USA, Inc. and U.S. Bank National Association, as Collateral Trustee.
10.6	Secured Second Lien Promissory Note, dated as of March 12, 2015, issued by EPL Oil & Gas, Inc., as the Maker, in favor of Energy XXI Gulf Coast, Inc., as the Payee.
10.7	Guaranty, dated as of March 12, 2015, issued by the subsidiaries of EPL Oil & Gas, Inc., in favor of Energy XXI Gulf Coast, Inc., as Lender.
10.8	Second Lien Pledge and Security Agreement and Irrevocable Proxy, dated as of March 12, 2015, by EPL Oil & Gas, Inc. and each Subsidiary Guarantor Party thereto, in favor of Energy XXI Gulf Coast, Inc., as Lender.